united states
                       securities and exchange commission
                             washington, d.c. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-10123
                                    --------------------------------------------

                             THE NORTH COUNTRY FUNDS
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         250 GLEN STREET, GLENS FALLS, NY                       12801
--------------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip code)


  GEMINI FUND SERVICES, LLC, 150 MOTOR PARKWAY, SUITE 205, HAUPPAUGE, NY 11788
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end:   11/30
                        ------------

Date of reporting period:  11/30/03
                         -----------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

                            THE NORTH COUNTRY FUNDS




                               EQUITY GROWTH FUND
                             INTERMEDIATE BOND FUND
                         Annual Report November 30, 2003




This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

                             THE NORTH COUNTRY FUNDS

                                November 30, 2003
                                ECONOMIC SUMMARY
                               ------------------

Third quarter real Gross Domestic Product ("GDP") was revised up from 7.2% to 8.2%, the best growth rate since early 1994 when the economy was also coming out of a protracted period of sluggish activity. This revision reflected primarily higher estimates of inventories and a larger contribution of business spending.

It is expected that consumer spending will slow in the fourth quarter. The strong consumer performance of the third quarter was boosted by tax cuts and extra cash from mortgage refinancing. The absence of these factors will dampen consumer spending in the fourth quarter. Next year it is expected mortgage rates will rise, leading to slower growth in housing expenditures. This slower pace of housing spending may be tempered by an improving job market, which may increase consumer confidence and spending. Even at this expected slower pace, housing will likely be a significant contributor to Gross Domestic Product growth in 2004. Non-residential construction was flat in the third quarter, and there is no indication yet that this sector has turned.

Business investment spending is likely to make a positive contribution to real Gross Domestic Product in the fourth quarter. Equipment and software spending, which has been slowly recovering, will accelerate further over the next few quarters. The Institute for Supply Management Manufacturing Index had its highest reading in November since December 1983. The Production Index rose to its highest level since December 1983, as did new orders.

The two primary measures of inflation are sending mixed signals. The Producer Price Index has gradually increased as commodity prices rose due to foreign demand, especially from China. However, the Consumer Price Index continues to trend lower. It is expected that the Consumer Price Index will trend higher in 2004, though at a moderate pace.

The U.S. dollar slipped to its lowest foreign exchange level since early 1995. While the strength in our domestic economy is second only to China on the global stage, the U.S. dollar continues to weaken as concerns intensify over the potential for inflation due to the tremendous amount of monetary and fiscal stimulation. While a weaker dollar is good for domestic manufacturers that export products, a weaker dollar also creates import inflation. Foreign investors may need more incentive to purchase our debt if expectations are for continued weakness in the dollar. This may result in higher U.S. Treasury rates which could lead to slower economic growth.

After the November Federal Open Market Committee meeting, the Federal Reserve implied that there is a low probability for a significant increase in inflation that would derail the economic recovery. Therefore, we expect the Federal Reserve to keep the Federal Funds target rate at current levels for a considerable period of time.

                             THE EQUITY GROWTH FUND

For the year ended November 30, 2003 the North Country Equity Growth Fund had a total return of 16.42% versus the S&P 500(1) at 15.09%. The Equity Growth Fund was slightly behind the S&P 500 for the latest three-year period (annualized returns of -6.85% versus -5.52%), but has outperformed the S&P 500 for the 5-year and 10-year periods with annualized returns of +1.86% versus -.47% and 10.72% versus 10.63% respectively.(2)

During the last six months the economy has strengthened significantly. The quarter ended September showed real GDP growth of 8.2%. Over the last six months we made changes to the structure of the portfolio to emphasize more cyclical sectors over defensive sectors. In July we made the decision to reduce the weighting in consumer staples to an underweight from a marketweight relative to the S&P 500. The valuations of these stocks appeared to be historically high, with increased competition eroding profit margins. During the same month we became more constructive on consumer discretionary stocks based on improving labor market indicators and the potential for increases in consumer spending. Historically, retailing stocks tend to perform well in the early stages of an economic rebound. We raised the weighting in the consumer discretionary sector to an overweight from a marketweight relative to the S&P 500. In September we reduced the weighting in the healthcare sector. We believe long-term demand for healthcare products and services remains robust. On a short-term basis, we believe that the major pharmaceutical stocks are in for a period of continued volatility due to pressure on pricing and patent expiration. In addition, rotation from this sector to more cyclical sectors was expected due to economic strength.

The equity markets have enjoyed strong performance recently due to surprising economic strength. The most economically sensitive sectors have led the charge, with the materials and industrials sectors significantly outperforming the S&P 500 for the month of November. As has been the case for most of the year, high quality blue chips took the backseat to more speculative issues for both the month and year to date. For nearly 400 of the S&P Index's 500 stocks, profits indicate that bottom line growth during the third quarter advanced 20.5% on a trailing one-year annualized basis. That is the fastest pace since the second quarter of 2000. Of the companies reporting, 65% exceeded their average earnings estimates, and revenues on average were 7.5% higher for the quarter. After several quarters of cost cutting, companies are positioned to reap magnified profits with an incremental increase in revenue.

There may be a challenge on the horizon, however. Current market valuations are based on expectations of ever increasing profits. We have had a lot of good news in the markets in the last couple of months, and investors are becoming accustomed to the strength in the stock market indices. Given today's heightened investor enthusiasm, stocks may not rise unless estimates are beaten. Merely meeting the estimates is not good enough. As the economy continues to improve, we expect the market to transition toward higher quality names. A gradually weakening dollar should favor large cap global issues. We continue to favor economically sensitive sectors that will benefit from better trade and continuing momentum in the economy.



1 The S&P 500 is an unmanaged market capitalization-weighted index of common stocks.
2 Past performance is not indicative of future results.

                           THE INTERMEDIATE BOND FUND

The long-term downward trend in U.S. interest rates, which had brought rates to levels not seen in nearly forty-five years, appears to have ended in June of 2003. Since that point in time, interest rates, while fluctuating within a trading range, have edged slowly higher.

Rates have moved upward due to increasingly clearer evidence of an economic recovery in the United States that is strong, broadly based and sustainable. Improvement in the manufacturing sector and an improving employment picture are the latest pieces of this picture to fall into place.

The economic growth underway, combined with further fiscal stimulus, a weaker dollar, and evidence of inflation in the form of higher commodity prices, may prompt the Federal Reserve to raise its target Federal Funds rate at some point in the future. While the Federal Reserve has indicated that it is willing to keep rates low for a considerable period of time, the forces noted previously may overwhelm their stated desire.

We anticipate that the Federal Reserve will begin to raise its target Federal Funds Rate in mid 2004. With this in mind, we continue to maintain that a short average maturity for the bond fund is appropriate and remain cautious toward extending maturities in the fund.

Notably, the slope of the U.S. Treasury yield curve is presently steep. Given the steep slope of the yield curve we recognize the opportunity costs of remaining in cash equivalents relative to our benchmark. Therefore, we are employing cash as market fluctuations present opportunity.

Improving economic conditions have lead to a narrowing of credit spreads. The yield spread between Treasuries and Corporate Bonds has narrowed significantly and in many instances U.S. Agency Bond yields are currently more attractive than are Corporate Bond yields. This has prompted us to raise our weighting in U.S. Government Agency Securities as we have more recently made purchases of callable U.S. Agency bonds with maturity dates ranging between 3 to 5 years.

Within the last six months we took action to shorten the average maturity of the fund's holdings by selling certain longer maturity bonds. With the greater portion of the proceeds we purchased bonds with maturity dates ranging from 2 to 5 years. Prior to the significant narrowing of the spreads between U.S. Government Agency Securities and Corporate Bonds, purchases were made of lower rated investment grade bonds maturing in 2 to 3 years.

During the course of the year, opportunities arose to purchase fairly high credit quality taxable municipal bonds at relatively attractive credit spreads. Consequently, we have built a position in these bonds.

The Fund's performance relative to the Merrill Lynch Corporate/Government "A" Rated or better 1-10 Year Index(3) was positive for the year ending November 30, 2003(4). This relative out-performance was primarily the result of the North Country Intermediate Bond Fund benefiting more from the tightening of corporate bond spreads than did the Merrill Lynch Index which had a greater proportion of its assets invested in U.S. Treasury Securities. Conversely, the Lipper Corporate Debt Funds "A" Rated Index(5) experienced out-performance relative to the North Country Intermediate Bond Fund in the same period primarily due to the Lipper Index's larger proportion of Corporate Bond holdings.

The prospect of a Federal Reserve interest rate hike, a steep yield curve and relatively tight credit spreads create challenges in managing a fixed income mutual fund as we pursue the goals of maximizing return while controlling both interest rate and credit risk. We intend to respond to these challenges by maintaining portfolio duration shorter than those of our benchmarks, by investing cash balances as we deem appropriate, and by monitoring credit spreads in an effort to enhance returns.


-----------------
3 The Merrill Lynch Corporate/Government "A" rated or better 1-10 year index is based upon publicly issued intermediate corporate and government debt securities with maturities ranging between 1 and 10 years.
4 Past performance is not indicative of future results.
5 The Lipper Corporate Debt Funds "A" Rated Index consists of the 30 largest funds that invest at least 65% of its assets in corporate debt issues rated "A" or better or government issues.

The views expressed are as of November 30, 2003 and are those of the adviser, North Country Investment Advisers, Inc. The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the North Country Funds.

Funds distributed by Orbitex Funds Distributor, Inc. Member NASD.

Not FDIC Insured, No Bank Guarantee, May Lose Value.

                        NORTH COUNTRY EQUITY GROWTH FUND
                          GROWTH OF $10,000 INVESTMENT


THIS CHART ILLUSTRATES A COMPARISON OF A HYPOTHETICAL INVESTMENT OF $10,000 IN THE NORTH COUNTRY EQUITY GROWTH FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS) VERSUS THE FUND'S BENCHMARK INDEX.

                    Equity Growth           S&P 500        Lipper Large Cap Core
                  ----------------    ------------------   ---------------------
                        Value              Value                  Value
                  ----------------    ------------------   ---------------------
 11/30/1993            10,000                10,000                 10,000
 11/30/1994             9,995                10,105                 10,026
 11/30/1995            12,930                13,842                 13,134
 11/30/1996            15,472                17,698                 16,278
 11/30/1997            19,325                22,744                 20,280
 11/30/1998            25,250                28,125                 24,577
 11/30/1999            31,932                34,001                 29,330
 11/30/2000            34,248                32,566                 28,626
 11/30/2001            28,931                28,586                 24,973
 11/30/2002            23,778                23,868                 21,000
 11/30/2003            27,683                27,469                 23,690


AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2003


                                       1 YEAR        5 YEARS         10 YEARS

North County Equity Growth Fund        16.42%         1.86%           10.72%


The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods dating back to 11/30/93 and prior to the Fund's commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers. The Collective Investment Trust was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Collective Investment Trust had been registered under the 1940 Act, the performance of such Collective Investment Trust may have been lower.


The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. The Lipper Large Cap Core is a benchmark that includes funds investing at least 75% of equity assets in large capitalization securities. Indexes and benchmarks are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index or benchmark, although they can invest in its underlying securities or funds. Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gain distributions.

The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                      NORTH COUNTRY INTERMEDIATE BOND FUND
                          GROWTH OF $10,000 INVESTMENT

THIS CHART ILLUSTRATES A COMPARISON OF A HYPOTHETICAL INVESTMENT OF $10,000 IN THE NORTH COUNTRY INTERMEDIATE BOND FUND (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS) VERSUS THE FUND'S BENCHMARK INDEX.


                           Intermediate             Merrill Lynch Corp/Gov't
                              Bond                      1-10 Year Index
                         ------------------        -------------------------
                             Value                          Value
                             -----                          -----
11/30/1993                   10,000                        10,000
11/30/1994                    9,724                         9,832
11/30/1995                   11,047                        11,266
11/30/1996                   11,569                        11,916
11/30/1997                   12,143                        12,678
11/30/1998                   12,955                        13,805
11/30/1999                   13,052                        13,961
11/30/2000                   13,805                        15,066
11/30/2001                   15,081                        16,803
11/30/2002                   16,221                        18,044
11/30/2003                   17,050                        18,835

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2003

                                        1 YEAR      5 YEARS       10 YEARS

North County Intermediate Bond Fund      5.11%       5.65%         5.48%

The quoted performance data for the Fund includes the performance of its predecessor Collective Investment Trust for periods dating back to 11/30/93 and prior to the Fund's commencement of operations on 3/1/01, as adjusted to reflect expenses of the respective successor Fund of the Trust, without giving effect to fee waivers. The Collective Investment Trust was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the Collective Investment Trust had been registered under the 1940 Act, the performance of such Collective Investment Trust may have been lower.

The Merrill Lynch Government/Corporate 1-10 year maturity "A" rated or better index is widely used as a broad measure of performance of bonds with maturities of less than 10 years. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gain distributions.

The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                             THE NORTH COUNTRY FUNDS
                               EQUITY GROWTH FUND
                            SCHEDULE OF INVESTMENTS
                                November 30, 2003


                                                                      MARKET
SHARES                                                                VALUE
-----------------------------------------------------------------------------
COMMON STOCKS - 95.83%
BANKS - 3.39%
   16,800    Fifth Third Bancorp.                                  $  976,584
   24,500    Wells Fargo & Co.                                      1,404,585
                                                                   ----------
                                                                    2,381,169
                                                                   ----------
BEVERAGES - 3.07%
   22,200    Anheuser-Busch Companies, Inc.                         1,150,404
   21,000    Pepsico, Inc.                                          1,010,520
                                                                   ----------
                                                                    2,160,924
                                                                   ----------
BUSINESS SERVICES - 3.59%
   30,000    First Data Corp.                                       1,135,500
   36,000    Paychex, Inc.                                          1,384,920
                                                                   ----------
                                                                    2,520,420
                                                                   ----------
CHEMICALS - 1.61%
    7,000    Du Pont (EI) de Nemours & Co.                            290,220
   32,000    Ecolab, Inc.                                             839,040
                                                                  ----------
                                                                    1,129,260
                                                                  ----------
COMPUTER/NETWORK PRODUCTS - 7.32%
   97,000  + Cisco Systems, Inc.                                    2,198,020
   39,000  + Dell, Inc.                                             1,345,500
   74,000    Hewlett-Packard Co.                                    1,605,060
                                                                   ----------
                                                                    5,148,580
                                                                   ----------
COMPUTER SERVICES - 1.83%
   30,000  + Yahoo!, Inc.                                           1,289,400
                                                                   ----------

CONGLOMERATES - 4.54%
   44,000    General Electric Co.                                   1,261,480
   22,500    United Technologies Corp.                              1,928,250
                                                                   ----------
                                                                    3,189,730
                                                                   ----------
CONSUMER PRODUCTS - 3.61%
   21,250    Avon Products, Inc.                                    1,455,625
   11,250    Procter & Gamble Co.                                   1,082,700
                                                                   ----------
                                                                    2,538,325
                                                                   ----------
DISTRIBUTION & WHOLESALE - 1.70%
   24,000    Fastenal Co.                                           1,192,320
                                                                   ----------


                                                                       MARKET
SHARES                                                                 VALUE
-----------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES - 6.91%
   40,000    American Express Co.                                 $ 1,828,400
   13,500    Goldman Sachs Group, Inc.                              1,297,080
   34,000    State Street Corp.                                     1,732,640
                                                                   ----------
                                                                    4,858,120
                                                                   ----------
EDUCATIONAL SERVICES - 2.75%
   28,000  + Apollo Group, Inc. - Cl. A                             1,932,840
                                                                   ----------

FURNITURE & FIXTURES - 1.93%
   50,000    Masco Corp.                                            1,360,000
                                                                   ----------

INDUSTRIAL GASES - 1.07%
   10,500    Praxair, Inc.                                            753,690
                                                                   ----------

INSURANCE - 6.00%
   24,500    American International Group, Inc.                     1,419,775
   28,000    Hartford Financial Services Group, Inc.                1,540,000
   80,822    Travelers Property Casualty Corp. - Cl. B              1,260,823
                                                                   ----------
                                                                    4,220,598
                                                                   ----------
INVESTMENT SERVICES - 1.41%
   17,500    Merrill Lynch & Co., Inc.                                993,125
                                                                   ----------

MEDICAL - DRUGS - 9.05%
   29,500    Abbott Laboratories                                    1,303,900
   23,000  + Amgen, Inc.                                            1,322,730
   23,000  + Forest Labs, Inc.                                      1,256,720
   20,000    Johnson & Johnson                                        985,800
   44,500    Pfizer, Inc.                                           1,492,975
                                                                   ----------
                                                                    6,362,125
                                                                   ----------
MEDICAL EQUIPMENT & SUPPLIES - 4.49%
   20,000    Guidant Corp.                                          1,135,400
    5,000  + Patterson Dental Co.                                     340,500
   25,500  + Zimmer Holdings, Inc.                                  1,680,960
                                                                   ----------
                                                                    3,156,860
                                                                   ----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                             THE NORTH COUNTRY FUNDS
                               EQUITY GROWTH FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                November 30, 2003


                                                                      MARKET
SHARES                                                                VALUE
-----------------------------------------------------------------------------
METALS - 1.63%
   35,000    Alcoa, Inc.                                          $ 1,148,350
                                                                   ----------

MOTORCYCLES - 1.40%
   20,800    Harley-Davidson, Inc.                                    981,136
                                                                   ----------

MULTIMEDIA - 2.75%
   22,300    Gannett Co., Inc.                                      1,931,180
                                                                   ----------

OIL & GAS PRODUCERS - 3.31%
   24,000    Burlington Resources, Inc.                             1,204,800
   31,000    Exxon Mobil Corp.                                      1,121,270
                                                                   ----------
                                                                    2,326,070
                                                                   ----------
OIL & GAS SERVICES - 1.89%
   18,500    Apache Corp.                                           1,328,300
                                                                   ----------

RETAIL - 12.11%
   47,000  + Brinker International, Inc.                            1,530,320
   42,000    Family Dollar Stores, Inc.                             1,620,360
   38,500    Home Depot, Inc.                                       1,415,260
   44,500    Target Corp.                                           1,723,040
   29,500    Walgreen Co.                                           1,085,895
   20,500    Wal-Mart Stores, Inc.                                  1,140,620
                                                                   ----------
                                                                    8,515,495
                                                                   ----------
SCIENTIFIC & TECHNICAL
INSTRUMENTS - 2.95%
   24,950    Danahar Corp.                                          2,075,840
                                                                   ----------

SEMICONDUCTORS - 2.69%
   38,500    Intel Corp.                                            1,287,055
   14,000    Linear Technology Corp.                                  603,960
                                                                   ----------
                                                                    1,891,015
                                                                   ----------



                                                                      MARKET
SHARES                                                                 VALUE
-----------------------------------------------------------------------------

SOFTWARE & PROGRAMMING - 1.83%
   50,000    Microsoft Corp.                                      $ 1,285,000
                                                                   ----------

TELECOMMUNICATIONS - 1.00%
   21,500    Verizon Communications, Inc.                             704,555
                                                                   ----------

TOTAL COMMON STOCKS
(Cost $59,566,221)                                                 67,374,427
                                                                   ----------

MONEY MARKET FUNDS - 4.15%
1,472,299    BlackRock Provident
             Institutional Temp Fund                                1,472,299
1,443,552    Goldman Sachs Financial
             Square Funds -
             Prime Obligations Fund                                 1,443,552
                                                                   ----------

TOTAL MONEY MARKET FUNDS
(Cost $2,915,851)                                                   2,915,851
                                                                   ----------

TOTAL INVESTMENTS
(Cost $62,482,072)                                     99.98%      70,290,278

CASH AND OTHER
ASSETS LESS LIABILITIES                                 0.02%          14,476
                                                  ----------       ----------
TOTAL NET ASSETS                                      100.00%     $70,304,754
                                                  ==========       ==========

+ Non-income producing security.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                             THE NORTH COUNTRY FUNDS
                             INTERMEDIATE BOND FUND
                            SCHEDULE OF INVESTMENTS
                                November 30, 2003


PRINCIPAL                                                           MARKET
AMOUNT                                                               VALUE
-----------------------------------------------------------------------------
CORPORATE BONDS - 64.60%
AEROSPACE/DEFENSE - 0.58%
$ 200,000    McDonnell Douglas Corp.,
              6.875%, due 11/1/06                                  $  219,689
                                                                   ----------
BANKS - 7.57%
  500,000    Bank of America Corp.,
              4.75%, due 10/15/06                                     524,728
  800,000    Chase Manhattan Corp.,
              6.00%, due 2/15/09                                      869,339
  750,000    Citigroup, Inc.,
              5.00%, due 3/6/07                                       792,761
  275,000    J.P. Morgan Chase & Co.,
              6.50%, due 1/15/09                                      303,346
  350,000    Nationsbank Corp.,
              6.60%, due 5/15/10                                      384,551
                                                                   ----------
                                                                    2,874,725
                                                                   ----------
BEVERAGES - 1.58%
  300,000    Coca-Cola Co.,
              5.75%, due 3/15/11                                      324,793
  250,000    Pepsico, Inc.,
              5.70%, due 11/1/08                                      274,138
                                                                   ----------
                                                                      598,931
                                                                   ----------
BUILDING MATERIALS - 1.42%
  500,000    Vulcan Materials,
              6.00%, due 4/1/09                                       540,845
                                                                   ----------
BUSINESS SERVICES - 0.65%
  250,000    First Data Corp.,
              3.375%, due 8/1/08                                      246,369
                                                                   ----------

COMPUTERS - 2.83%
1,000,000    International Business
             Machines Corp.,
              5.375%, due 2/1/09                                    1,072,442
                                                                   ----------




PRINCIPAL                                                             MARKET
 AMOUNT                                                                VALUE
-----------------------------------------------------------------------------
COSMETICS & TOILETRIES - 1.40%
$ 500,000    Colgate-Palmolive Co.,
              5.34%, due 3/27/06                                    $ 531,673
                                                                   ----------

DIVERSIFIED FINANCIAL SERVICES - 13.95%
  200,000    American General Finance,
              6.75%, due 11/15/04                                     209,503
  500,000    Caterpillar Financial Services,
              5.60%, due 3/15/06                                      527,999
  490,000    Commercial Credit Co.,
              7.75%, due 3/1/05                                       526,088
  500,000    First Union Corp.,
              7.50%, due 7/15/06                                      562,331
  900,000    General Electric Capital Corp.,
              5.35%, due 3/30/06                                      956,196
             General Motors Acceptance Corp.,
  360,000     6.625%, due 1/9/04                                      361,688
  500,000     4.50%, due 7/15/06                                      510,603
  250,000     6.125%, due 1/22/08                                     263,179
             Household Finance Corp.,
  100,000     2.90%, due 11/15/06                                      98,646
  500,000     7.875%, due 3/1/07                                      568,504
  500,000     3.90%, due 10/15/08                                     491,818
  200,000     6.375%, due 10/15/11                                    219,084
                                                                   ----------
                                                                    5,295,639
                                                                   ----------
ELECTRIC UTILITIES - 5.37%
  500,000    Jersey Central Power & Lighting,
              6.85%, due 11/27/06                                     549,757
  115,000    Kansas Energy, Inc.,
              6.65%, due 3/1/05                                       121,449
             National Rural Utilities,
  500,000     3.25%, due 10/1/07                                      497,025
  500,000     6.20%, due 2/1/08                                       547,208
  300,000    Potomac Electric Power Co.,
              6.50%, due 9/15/05                                      320,728
                                                                   ----------
                                                                    2,036,167
                                                                   ----------


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                             THE NORTH COUNTRY FUNDS
                             INTERMEDIATE BOND FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                November 30, 2003


PRINCIPAL                                                              MARKET
 AMOUNT                                                                 VALUE
-----------------------------------------------------------------------------

FOODS - 3.09%
$ 250,000    General Mills, Inc.,
              2.625%, due 10/24/06                                  $ 246,343
             Kellogg Co.,
  175,000     4.875%, due 10/15/05                                    183,334
  500,000     2.875%, due 6/1/08                                      480,055
  250,000    Kraft Foods, Inc.,
              5.25%, due 6/1/07                                       263,781
                                                                   ----------
                                                                    1,173,513
                                                                   ----------
INSURANCE - 0.26%
  100,000    John Hancock Life Insurance,
              3.35%, due 11/15/07                                      98,287
                                                                   ----------

INVESTMENT SERVICES - 8.72%
             Bear Stearns Co., Inc.,
  500,000     7.80%, due 8/15/07                                      574,976
  300,000     3.90%, due 11/15/08                                     293,970
  500,000     4.50%, due 10/28/10                                     497,257
  300,000    Goldman Sachs Group, Inc.,
              6.65%, due 5/15/09                                      337,120
  500,000    Lehman Brothers Holdings, Inc.,
              7.50%, due 9/1/06                                       561,441
             Merrill Lynch & Co., Inc.,
  500,000     5.36%, due 2/1/07                                       533,532
  166,000     6.25%, due 10/15/08                                     182,768
  300,000     6.00%, due 2/17/09                                      327,344
                                                                   ----------
                                                                    3,308,408
                                                                   ----------
MULTIMEDIA - 2.83%
1,000,000    Gannet Co., Inc.,
             5.50%, due 4/1/07                                      1,073,761
                                                                   ----------
PHARMACEUTICALS - 1.29%
  500,000    Eli Lilly & Co.,
              2.90%, due 3/15/08                                      487,895
                                                                   ----------
RESTAURANTS - 1.13%
  400,000    McDonald's Corp.,
              5.95%, due 1/15/08                                      430,930
                                                                   ----------

PRINCIPAL                                                             MARKET
AMOUNT                                                                VALUE
-----------------------------------------------------------------------------
RETAIL - 2.94%
$ 195,000    CVS Corp.,
              5.625%, due 3/15/06                                   $ 207,973
             Target Corp.,
  345,000     5.95%, due 5/15/06                                      371,575
  500,000     5.40%, due 10/1/08                                      535,022
                                                                   ----------
                                                                    1,114,570
                                                                   ----------
TELECOMMUNICATIONS - 7.56%
  565,000    Ameritech Capital
             Funding Corp.,
              6.15%, due 1/15/08                                      618,743
  500,000    GTE Northwest, Inc.,
             5.55%, due 10/15/08                                      529,924
  500,000    GTE South, Inc.,
              6.00%, due 2/15/08                                      538,400
  600,000    SBC Communications, Inc.,
              5.75%, due 5/2/06                                       641,557
  500,000    Southwestern Bell
             Telephone Co.,
              6.60%, due 11/15/05                                     538,526
                                                                   ----------
                                                                    2,867,150
                                                                   ----------
TRANSPORTATION - 1.43%
  500,000    Carnival Corp.,
              6.15%, due 4/15/08                                      541,610
                                                                   ----------

TOTAL CORPORATE BONDS
(Cost $23,151,910)                                                 24,512,604
                                                                   ----------
TAXABLE MUNICIPAL BONDS - 2.56%
  250,000    Kansas State Development
             Authority Revenue Bond
             Public Employee Retirement
             Systems, FSA,
              4.40%, due 9/1/09                                       253,662
  250,000    New Jersey State Turnpike
             Authority Revenue Bond
             Series B, MBIA,
              3.14%, due 1/1/09                                       244,587



   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                             THE NORTH COUNTRY FUNDS
                             INTERMEDIATE BOND FUND
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                November 30, 2003


PRINCIPAL                                                             MARKET
AMOUNT                                                                VALUE
-----------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (CONTINUED)
$ 500,000    Illinois State Taxable Pension
             General Obligation,
              2.80%, due 6/1/09                                    $  472,795
                                                                   ----------

TOTAL MUNICIPAL BONDS
(Cost $999,436)                                                       971,044
                                                                   ----------

U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 28.48%

GOVERNMENT AGENCIES - 23.35%
             Federal Farm Credit Bank,
1,000,000     3.00%, due 11/1/05                                    1,014,132
  200,000     6.52%, due 9/24/07                                      223,131
             Federal Home Loan Bank,
  500,000     2.40%, due 4/13/06                                      498,480
  250,000     2.75%, due 11/15/06                                     248,957
  500,000     2.125%, due 1/9/07                                      487,555
   90,000     7.625%, due 5/15/07                                     103,392
  200,000     5.875%, due 11/15/07                                    218,687
  800,000     3.875%, due 8/22/08                                     806,349
  550,000     5.315%, due 12/23/08                                    590,238
  500,000     4.00%, due 2/18/09                                      502,289
  500,000     4.125%, due 8/13/10                                     495,867
             Federal National
             Mortgage Association,
1,000,000     2.30%, due 3/28/06                                      998,580
1,000,000     2.625%, due 11/15/06                                    994,363
  500,000     2.20%, due 12/18/06                                     490,117
  500,000     2.50%, due 6/15/08                                      479,682
  400,000     6.42%, due 3/9/09                                       405,460
  300,000     6.25%, due 2/17/11                                      302,778
                                                                   ----------
                                                                    8,860,057
                                                                   ----------
MORTGAGE BACKED SECURITIES - 1.34%
             Federal Home Loan Bank,
  342,698    5.00%, due 8/1/07                                        352,586
   67,339    6.50%, due 11/1/08                                        71,227


PRINCIPAL                                                             MARKET
 AMOUNT                                                                VALUE
-----------------------------------------------------------------------------
MORTGAGE BACKED SECURITIES (CONTINUED)
 $ 75,673    Federal National
             Mortgage Association,
             6.50%, due 11/1/08                                      $ 80,167
    4,542    Government National
             Mortgage Association,
             11.00%, due 11/15/05                                       5,137
                                                                   ----------
                                                                      509,117
                                                                   ----------
U.S. TREASURY NOTES - 3.79%
  150,000    6.50%, due 8/15/05                                       161,724
1,000,000    4.625%, due 5/15/06                                    1,056,055
  200,000    6.50%, due 10/15/06                                      222,125
                                                                   ----------
                                                                    1,439,904
                                                                   ----------
TOTAL U.S. GOVERNMENT &
AGENCY OBLIGATIONS
(Cost $10,726,953)                                                 10,809,078
                                                                   ----------

                                                                      MARKET
SHARES                                                                 VALUE
-----------------------------------------------------------------------------
MONEY MARKET FUNDS - 3.69%
  710,565    BlackRock Provident
             Institutional Temp Fund                                  710,565
  689,628    Goldman Sachs Financial
             Square Funds - Prime
             Obligations Fund                                         689,628
                                                                   ----------

TOTAL MONEY MARKET FUNDS
(Cost $1,400,193)                                                   1,400,193
                                                                   ----------

TOTAL INVESTMENTS
(Cost $36,278,492)                                      99.33%     37,692,919
                                                                   ----------
CASH AND OTHER
ASSETS LESS LIABILITIES                                  0.67%        253,295
                                                       -------     ----------

TOTAL NET ASSETS                                       100.00%    $37,946,214
                                                       =======     ==========

FSA - Financial Security Assurance.
MBIA - Municipal Bond Insurance Association.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                             THE NORTH COUNTRY FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                                November 30, 2003

                                                                          EQUITY               INTERMEDIATE
                                                                       GROWTH FUND               BOND FUND
                                                                       ------------            ------------
ASSETS:
Investments in securities, at value (Cost $62,482,072
  and $36,278,492, respectively) ..............................        $ 70,290,278            $ 37,692,919
Cash ..........................................................               2,585                     899
Receivable for fund shares sold ...............................              24,475                   9,188
Dividends and interest receivable .............................              66,177                 388,035
Prepaid expenses and other assets .............................               4,770                   4,372
                                                                       ------------            ------------
  Total Assets ................................................          70,388,285              38,095,413
                                                                       ------------            ------------

LIABILITIES:
Accrued advisory fees .........................................              43,414                  15,419
Dividends payable .............................................                --                    97,473
Redemptions payable ...........................................                --                     3,956
Accrued expenses ..............................................              40,117                  32,351
                                                                       ------------            ------------
  Total Liabilities ...........................................              83,531                 149,199
                                                                       ------------            ------------
  Net Assets ..................................................        $ 70,304,754            $ 37,946,214
                                                                       ============            ============
NET ASSETS CONSIST OF:
Paid in capital ...............................................        $ 80,095,459            $ 36,183,369
Accumulated undistributed net investment income ...............               7,180                       7
Accumulated net realized gain (loss) from
  investment transactions .....................................         (17,606,091)                348,411
Net unrealized appreciation on investments ....................           7,808,206               1,414,427
                                                                       ------------            ------------
  Net Assets ..................................................        $ 70,304,754            $ 37,946,214
                                                                       ============            ============
Shares Outstanding ............................................           7,999,755               3,548,018
                                                                       ============            ============
Net asset value and redemption price per share ................        $       8.79            $      10.70
                                                                       ============            ============


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                            THE NORTH COUNTRY FUNDS
                            STATEMENTS OF OPERATIONS
                      For the Year Ended November 30, 2003

                                                                                     EQUITY           INTERMEDIATE
                                                                                  GROWTH FUND           BOND FUND
                                                                                 ------------         ------------
INVESTMENT INCOME:
Interest ...........................................................             $     19,629         $  1,540,668
Dividends ..........................................................                  657,665                 --
                                                                                 ------------         ------------
  Total investment income ..........................................                  677,294            1,540,668
                                                                                 ------------         ------------
EXPENSES:
Investment advisory fees ...........................................                  456,934              169,542
Administration fees ................................................                  102,900               95,282
Legal fees .........................................................                   36,826               20,933
Transfer agency fees ...............................................                   27,164               21,204
Custody fees .......................................................                   14,813               10,697
Audit fees .........................................................                   13,938               12,312
Insurance expense ..................................................                   12,323                5,812
Printing expense ...................................................                    8,602                5,361
Registration & filing fees .........................................                    8,395                8,335
Director fees ......................................................                    6,461                3,659
                                                                                 ------------         ------------
  Total expenses ...................................................                  688,356              353,137

Less: Expense reimbursement and waivers ............................                  (18,242)                --
                                                                                 ------------         ------------
  Net expenses .....................................................                  670,114              353,137
                                                                                 ------------         ------------
  Net investment income ............................................                    7,180            1,187,531
                                                                                 ------------         ------------
NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
Net realized gain (loss) from investment
  transactions .....................................................               (3,070,954)             350,880
Net change in unrealized appreciation
  of investments for the period ....................................               12,753,087                8,254
                                                                                 ------------         ------------
Net realized and unrealized gain
  on investments ...................................................                9,682,133              359,134
                                                                                 ------------         ------------
Net increase in net assets resulting
  from operations ..................................................             $  9,689,313         $  1,546,665
                                                                                 ============         ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                             THE NORTH COUNTRY FUNDS
                               EQUITY GROWTH FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                            FOR THE YEAR       FOR THE YEAR
                                                                               ENDED               ENDED
                                                                            NOVEMBER 30,        NOVEMBER 30,
                                                                               2003                2002
                                                                           -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
Net investment income (loss) ................................              $       7,180       $      (7,348)
Net realized loss from investment transactions ..............                 (3,070,954)        (11,714,236)
Net change in unrealized appreciation for the period ........                 12,753,087              29,945
                                                                           -------------       -------------
Net increase (decrease) in net assets
  resulting from operations .................................                  9,689,313         (11,691,639)
                                                                           -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
  ($0.00 and $0.00+ per share, respectively) ................                         --             (28,112)
Distributions from net realized gains on investments ........                         --                  --
                                                                           -------------       -------------
Total distributions to shareholders .........................                         --             (28,112)
                                                                           -------------       -------------

CAPITAL SHARE TRANSACTIONS: (Note 4) ........................                  3,317,844          11,283,525
                                                                           -------------       -------------

Net increase (decrease) in net assets .......................                 13,007,157            (436,226)

NET ASSETS:
Beginning of period .........................................                 57,297,597          57,733,823
                                                                           -------------       -------------
End of period (including undistributed net investment
  income of $7,180 and $0, respectively) ....................              $  70,304,754       $  57,297,597
                                                                           =============       =============

+ Less than $.01 per share.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                             THE NORTH COUNTRY FUNDS
                             INTERMEDIATE BOND FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FOR THE YEAR           FOR THE YEAR
                                                                         ENDED                 ENDED
                                                                      NOVEMBER 30,          NOVEMBER 30,
                                                                          2003                  2002
                                                                      ------------          ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income .........................................       $  1,187,531          $  1,167,395

Net realized gain from investment transactions ................            350,880                   644
Net change in unrealized appreciation for the period ..........              8,254               844,254
                                                                      ------------          ------------
Net increase in net assets resulting from operations ..........          1,546,665             2,012,293
                                                                      ------------          ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.38 and
  $0.45 per share, respectively) ..............................         (1,187,880)           (1,167,912)
Distributions from net realized gains on investments ..........                --                    --
                                                                      ------------          ------------
Total distributions to shareholders ...........................         (1,187,880)           (1,167,912)
                                                                      ------------          ------------

CAPITAL SHARE TRANSACTIONS: (Note 4) ..........................          8,052,026             4,159,654
                                                                      ------------          ------------

Net increase in net assets ....................................          8,410,811             5,004,035


NET ASSETS:
Beginning of period ...........................................         29,535,403            24,531,368
                                                                      ------------          ------------

End of period (including undistributed net investment
 income of $7 and $356, respectively) ..........................      $ 37,946,214          $ 29,535,403
                                                                      ============          ============



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                             THE NORTH COUNTRY FUNDS
                               EQUITY GROWTH FUND
                              FINANCIAL HIGHLIGHTS

(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    FOR THE YEAR     FOR THE YEAR    MARCH 1, 2001(1)
                                                        ENDED            ENDED          THROUGH
                                                     NOVEMBER 30,     NOVEMBER 30,     NOVEMBER 30,
                                                         2003            2002              2001
                                                    -------------    -------------    -------------
Net asset value, beginning of period .............  $        7.55    $        9.19    $       10.00
                                                    -------------    -------------    -------------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income ............................           0.00+            0.00+            0.00
Net realized and unrealized gains
  (losses) on investments ........................           1.24            (1.64)           (0.81)
                                                    -------------    -------------    -------------
Total from investment operations .................           1.24            (1.64)           (0.81)
                                                    -------------    -------------    -------------
LESS DISTRIBUTIONS:
Dividends from net investment income .............           0.00             0.00+            0.00
Distribution from net realized gains
  from security transactions .....................           0.00             0.00             0.00
                                                    -------------    -------------    -------------
Total distributions ..............................           0.00             0.00             0.00
                                                    -------------    -------------    -------------

Net asset value, end of period ...................  $        8.79    $        7.55    $        9.19
                                                    =============    =============    =============

Total return(2) ..................................          16.42%          (17.81)%          (8.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .............  $      70,305    $      57,298    $      57,734
Ratios to average net assets:(3)
  Expenses, before reimbursement .................          1.13%             1.13%           1.21%
  Expenses, including effect
    of reimbursement .............................          1.10%             1.10%           1.10%
  Net investment income,
    before reimbursement .........................         (0.02)%           (0.04)%         (0.06)%
  Net investment income, including
    effect of reimbursement ......................          0.01%            (0.01)%          0.05%
  Portfolio turnover rate ........................         31.53%            38.24%          20.05%

----------
(1) Prior to March 1, 2001, the Fund was organized as a Collective Investment Trust.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(3) Annualized for periods less than one year.
  + Less than $.01 per share.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                             THE NORTH COUNTRY FUNDS
                             INTERMEDIATE BOND FUND
                              FINANCIAL HIGHLIGHTS

(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         FOR THE YEAR      FOR THE YEAR   MARCH 1, 2001(1)
                                                             ENDED            ENDED          THROUGH
                                                         NOVEMBER 30,      NOVEMBER 30,    NOVEMBER 30,
                                                             2003              2002            2001
                                                         -------------    -------------    -------------
Net asset value, beginning of period ..............      $       10.54    $       10.23    $       10.00
                                                         -------------    -------------    -------------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income .............................               0.38             0.45             0.33

Net realized and unrealized gains
on investments ....................................               0.16             0.31             0.23
                                                         -------------    -------------    -------------
Total from investment operations ..................               0.54             0.76             0.56
                                                         -------------    -------------    -------------
LESS DISTRIBUTIONS:
Dividends from net investment income ..............              (0.38)           (0.45)           (0.33)
Distribution from net realized gains
  from security transactions ......................               0.00             0.00             0.00
                                                         -------------    -------------    -------------
Total distributions ...............................              (0.38)           (0.45)           (0.33)
                                                         -------------    -------------    -------------
Net asset value, end of period ....................      $       10.70    $       10.54    $       10.23
                                                         =============    =============    =============
Total return(2) ...................................               5.11%            7.56%           5.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............      $      37,946    $      29,535    $     24,531
Ratios to average net assets:(3)
Expenses, before reimbursement ....................               1.04%            1.11%          1.27%
Expenses, including effect of
  reimbursement ...................................               1.04%            1.12%(4)       1.25%
Net investment income,
  before reimbursement ............................               3.50%            4.33%          4.43%
Net investment income, including
  effect of reimbursement .........................               3.50%            4.32%(4)       4.45%
Portfolio turnover rate ...........................              21.62%            9.56%         20.72%

(1) Prior to March 1, 2001, the Fund was organized as a Collective Investment Trust.
(2) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(3) Annualized for periods less than one year.
(4) Such percentage reflects recapture of prior period expense reimbursement by adviser.


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

                             THE NORTH COUNTRY FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                November 30, 2003


NOTE 1. ORGANIZATION
   The North Country Funds (the "Trust") was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000. The Trust currently offers two series: the North Country Equity Growth Fund (the "Growth Fund") and the North Country Intermediate Bond Fund (the "Bond Fund", collectively the "Funds"). The Growth Fund's principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value. Both Funds commenced operations on March 1, 2001.

   The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company. Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

   SECURITY VALUATION - Securities which are traded on a national securities exchange are valued at the last quoted sale price. NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP). Investments for which no sales are reported are valued at its last bid price. Securities for which current market quotations are not readily available, or securities where the last bid price does not accurately reflect the current value, are valued as determined in good faith under the procedures established by and under the general supervision of the Trust's Board of Trustees (the "Board").

                             THE NORTH COUNTRY FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                November 30, 2003

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, (CONTINUED)
   Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the adviser believes such prices accurately reflect the fair market value of the security.

   Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value.

   FEDERAL INCOME TAXES - The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain. Therefore, no federal income tax provision is required.

   DIVIDENDS AND DISTRIBUTIONS - The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, at least annually. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Those differences are primarily due to differing treatments for deferral of wash sale losses.

   SECURITY TRANSACTIONS - Securities transactions are recorded no later than the first business day after the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the life of the respective securities.

                             THE NORTH COUNTRY FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                November 30, 2003

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
   The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with North Country Investment Advisers, Inc. (the "Adviser"). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust's investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees. Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively. For the year ended November 30, 2003, the Adviser earned advisory fees of $456,934 from the Equity Fund and $169,542 from the Bond Fund. The portion of these advisory fees which were still due to the adviser at year end were $43,414 and $15,419, respectively.

   The Adviser has voluntarily agreed to waive its advisory fee or, if necessary, to reimburse the Funds if and to the extent that the total annual operating expense ratio (excluding brokerage commissions, taxes, and extraordinary expenses) exceeds 1.10% and 1.25% of the average daily net assets of the Equity Fund and Bond Fund, respectively, through December 31, 2003. Under the terms of the Advisory Agreement, fees waived or expenses reimbursed by the Adviser are subject to reimbursement by the Fund up to five years from the date that the fee or expense was waived or reimbursed. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above. For the year ended November 30, 2003, the Adviser waived fees of $18,242 from the Equity Fund. As of November 30, 2003, there was $78,035 of reimbursement from the Equity Fund subject to recapture by the Adviser through November 30 of the years below:


              2006                  2007                  2008
            --------              --------             ---------
             42,130                17,663                18,242

   Gemini Fund Services, LLC ("GFS" or the "Administrator") serves as administrator providing administration and accounting services to the Funds pursuant to an Administration and Accounting Agreement. Under the terms of such agreement, GFS is paid a monthly fee from each Fund that is based on a percentage of average daily net assets, subject to certain minimums. Each Fund also reimburses GFS for any out-of-pocket expenses.

                             THE NORTH COUNTRY FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                November 30, 2003


   GFS also serves as transfer and dividend-disbursing agent to the Funds. For its services as transfer and dividend-disbursing agent, GFS receives a monthly fee based upon the total number of accounts serviced, subject to certain minimums.

   Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. FUND SHARE TRANSACTIONS
   At November 30, 2003, there were an unlimited number of shares authorized with no par value. Paid in capital for the Equity Fund and Bond Fund amounted to $80,095,459 and $36,183,369, respectively.

   Transactions in capital shares were as follows:

   EQUITY GROWTH FUND:

                                              FOR THE YEAR                            FOR THE YEAR
                                                 ENDED                                   ENDED
                                           NOVEMBER 30, 2003                       NOVEMBER 30, 2002
                                     ----------------------------            ----------------------------
                                        SHARES          AMOUNT                  SHARES           AMOUNT
                                     -----------      -----------            -----------      -----------
Shares sold ......................     1,494,306      $11,503,008              1,879,318      $15,647,059
Shares issued for reinvestment
  of dividends ...................          --              --                         2               14
Shares redeemed ..................    (1,080,760)      (8,185,164)              (572,915)      (4,363,548)
                                     -----------      -----------            -----------      -----------
Net increase .....................       413,546      $ 3,317,844              1,306,405      $11,283,525
                                     ===========      ===========            ===========      ===========

INTERMEDIATE BOND FUND:

                                               FOR THE YEAR                          FOR THE YEAR
                                                  ENDED                                   ENDED
                                            NOVEMBER 30, 2003                       NOVEMBER 30, 2002
                                         SHARES           AMOUNT                 SHARES          AMOUNT
                                      -----------      -----------           -----------      -----------
Shares sold .....................       1,045,713      $11,296,325               698,074      $ 7,198,669
Shares issued for reinvestment
  of dividends ..................           6,236           67,345                 2,603           26,997
Shares redeemed .................        (306,011)      (3,311,644)             (295,592)      (3,066,012)
                                      -----------      -----------           -----------      -----------
Net increase ....................         745,938      $ 8,052,026               405,085      $ 4,159,654
                                      ===========      ===========           ===========      ===========

                             THE NORTH COUNTRY FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                November 30, 2003

NOTE 5. INVESTMENTS
   Investment transactions, excluding short-term securities, for the year ended November 30, 2003 were as follows:
                                        EQUITY            INTERMEDIATE
                                      GROWTH FUND           BOND FUND
                                     ------------         ------------
       Purchases ..............      $ 20,077,586         $ 14,396,192
       Sales ..................      $ 18,510,674         $  6,876,580


At November 30, 2003, net unrealized appreciation (depreciation) on investment securities was as follows:
                                              EQUITY             INTERMEDIATE
                                            GROWTH FUND           BOND FUND
                                            ------------         ------------
Aggregate gross unrealized appreciation
  for all investments for which there was
  an excess of value over cost              $ 10,852,653         $  1,578,986

Aggregate gross unrealized depreciation
  for all investments for which there
  was an excess of cost over value            (3,044,447)            (164,559)
                                            ------------         ------------
Net unrealized appreciation                 $  7,808,206         $  1,414,427
                                            ============         ============

   The aggregate cost of securities for federal income tax purposes at November 30, 2003 is the same as for book purposes for both Funds.

NOTE 6. TAX INFORMATION
   During the year ended November 30, 2003, the Intermediate Bond Fund paid dividends of $1,187,880 which were characterized as ordinary income distributions for tax purposes.

   As of November 30, 2003, the components of distributable earnings on a tax basis were

                             ORDINARY         LONG TERM      UNREALIZED
                              INCOME            GAINS       APPRECIATION
                            -------------   -------------   -------------
Equity Growth Fund ......   $       7,180   $ (17,606,091)  $   7,808,206
Intermediate Bond Fund ..   $           7   $     348,411   $   1,414,427


As of November 30, 2003, the Equity Growth Fund had available, for federal income tax purposes, $17,606,091 in unused capital loss carryforwards available to offset future capital gains expiring on November 30 of the years below:

            2009                   2010                      2011
         ----------             -----------               ----------
         $2,820,901             $11,714,236               $3,070,954

                             THE NORTH COUNTRY FUNDS
                          INDEPENDENT AUDITOR'S REPORT


To The Shareholders and
Board of Trustees
The North Country Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of The North Country Funds comprising the Equity Growth Fund and the Intermediate Bond Fund as of November 30, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for the two years in the period then ended and for the period from March 1, 2001 (commencement of operations) to November 30, 2001 in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting The North Country Funds as of November 30, 2003, and the results of their operations for the year then ended, and the changes in their net assets, and their financial highlights for the two years then ended and for the period from March 1, 2001 (commencement of operations) to November 30, 2001 in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 11, 2003

                             THE NORTH COUNTRY FUNDS
             INFORMATION REGARDING TRUSTEES AND OFFICERS (UNAUDITED)


     The Trustees and officers of North Country Funds (the "Trust") are listed below, together with their principal occupations during the past five years. The term of office for trustees is for the duration of the Trust or until removal, resignation or retirement; officers are elected annually. Each individual listed below oversees both portfolios currently existing within the complex.

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

                                        POSITION &
                                        LENGTH OF TIME          SERVED WITH THE PRINCIPAL OCCUPATIONS DURING PAST
NAME, ADDRESS AND AGE                   COMPANY                 5 YEARS AND CURRENT DIRECTORSHIPS

Kenneth C. Hopper, M.D.*                Trustee since 2001      Chairman & CEO, Northeastern Toxicology
c/o Gemini Fund Services, LLC                                   Laboratory, Inc.; Chairman & CEO, Bay
150 Motor Parkway                                               Optical, Inc. (1972-Present); Chairman, Drug
Hauppauge, NY 11788                                             Risk Solutions, LLC (1997-Present); President
Age: 65                                                         & CEO, Adirondack Eye Physicians &
                                                                Surgeons, P.C. (1970-Present); Director,
                                                                North Country Investment Advisers, Inc.
                                                                (2000-Present); Director, Arrow Financial
                                                                Corp. (1983-Present); Director, Glens Falls
                                                                National Bank & Trust Company (1976-
                                                                Present)

Thomas L. Hoy*                          Trustee since 2000      President, CEO & Director, Arrow Financial
c/o Gemini Fund Services, LLC                                   Corp. (1996-Present); President, CEO &
150 Motor Parkway                                               Director, Glens Falls National Bank & Trust
Hauppauge, NY 11788                                             Company (1995-Present); Director, North
Age: 55                                                         Country Investment Advisers, Inc. (2000-
                                                                Present)

                             THE NORTH COUNTRY FUNDS
                              INFORMATION REGARDING
                  TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)

     The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

                                     POSITION &
                                   LENGTH OF TIME          SERVED WITH THE PRINCIPAL OCCUPATIONS DURING PAST
NAME, ADDRESS AND AGE                COMPANY               5 YEARS AND CURRENT DIRECTORSHIPS
George R. Coughlan, III            Trustee since 2001      Retired; Vice President & Branch Manager,
c/o Gemini Fund Services, LLC                              Smith Barney (1974-1998)
150 Motor Parkway
Hauppauge, NY 11788
Age: 65

Alan E. Redeker                    Trustee since 2000      President, Glens Falls Lehigh Cement (1999-
c/o Gemini Fund Services, LLC                              Present); Vice President, Roanoke Cement
150 Motor Parkway                                          (1998); Regional Vice President, Southdown
Hauppauge, NY 11788                                        Corp. (Cement Co.) (1998); Vice President,
Age: 59                                                    Medusa Corporation (Cement Co.) (1995-1998)

Joseph M. Grossi                   Trustee since 2001      Retired; General Manager-Northeast Region,
c/o Gemini Fund Services, LLC                              Niagara Mohawk Power Corp. (Gas &
150 Motor Parkway                                          Electric Co.) (1964-1999)
Hauppauge, NY 11788
Age: 64


                             THE NORTH COUNTRY FUNDS
                              INFORMATION REGARDING
                  TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)


     The following table provides information regarding each officer who is not a Trustee of the Trust.

                                        POSITION &
                                        LENGTH OF TIME          SERVED WITH THE PRINCIPAL OCCUPATIONS DURING PAST
NAME, ADDRESS AND AGE                   COMPANY                 5 YEARS AND CURRENT DIRECTORSHIPS
Michael J. Wagner                       President since         Chief Operating Officer, Gemini Fund
c/o Gemini Fund Services, LLC           2003                    Services, LLC. (2003-Present); Senior Vice
150 Motor Parkway                                               President, Gemini Fund Services, LLC.
Hauppauge, NY 11788                                             (1998-2003)
Age: 53

Peter J. Lareau                         Vice President          Vice President-Corporate Compliance, Glens
c/o Gemini Fund Services, LLC           since 2002              Falls National Bank & Trust Company (1982-
150 Motor Parkway                                               Present); Compliance Officer, North Country
Hauppauge, NY 11788                                             Investment Advisers, Inc. (2001-Present)
Age: 45

Andrew Rogers                           Treasurer since         Director of Fund Administration, Gemini Fund
c/o Gemini Fund Services, LLC           2002                    Services, LLC (2001-Present); Vice President of
150 Motor Parkway                                               Compliance/Accounting, JP Morgan Chase &
Hauppauge, NY 11788                                             Co. (1999-2001); Financial Reporting
Age: 34                                                         Supervisor, Alliance Capital (1995-1999)

Rose Anne Casaburri                     Secretary since         Paralegal, Gemini Fund Services, LLC (2001-
c/o Gemini Fund Services, LLC           2001                    Present); Human Resources Manager,
150 Motor Parkway                                               Federated Department Stores (1996-2001)
Hauppauge, NY 11788
Age: 51

James Colantino                         Assistant Treasurer     Senior Fund Administrator, Gemini Fund
c/o Gemini Fund Services, LLC           since 2002              Services, LLC (1996-Present)
150 Motor Parkway
Hauppauge, NY 11788
Age: 34


     The Trust's Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request by calling 1-888-350-2990.

    * Kenneth C. Hopper, M.D. and Thomas L. Hoy are both deemed to be "interested persons" of North Country Funds, as defined by the 1940 Act. Each serves as a director of Glens Falls National Bank & Trust Company, the sponsor of North Country Funds and as a director of the North Country Funds' investment adviser.

                               INVESTMENT ADVISER
                     North Country Investment Advisers, Inc.
                                 250 Glen Street
                             Glens Falls, NY 12801

                                  LEGAL COUNSEL
                                Ropes & Gray LLP
                                One Metro Center
                             700 12th Street, N.W.,
                                    Suite 900
                              Washington, DC 20005

                              INDEPENDENT AUDITORS
                        McCurdy & Associates CPA's, Inc.
                               27955 Clemens Road
                               Westlake, OH 44145

                        ADMINISTRATOR AND FUND ACCOUNTANT
                            Gemini Fund Services, LLC
                               150 Motor Parkway,
                                   Suite 205
                               Hauppauge, NY 11788

                                 TRANSFER AGENT
                            Gemini Fund Services, LLC
                             4020 South 147th Street
                                Omaha, NE 68137

                                   DISTRIBUTOR
                         Orbitex Funds Distributor, Inc.
                                One Station Place
                               Stamford, CT 06902

                                    CUSTODIAN
                                Bank of New York
                                One Wall Street
                               New York, NY 10286


                      INVESTOR INFORMATION: (888) 350-2990

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

         (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
         (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
         (3) Compliance with applicable governmental laws, rules, and regulations;
         (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
         (5)      Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

 ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         The registrant's Board of Trustees has determined that John C. Olsen, CPA, CFE, elected as a member of the Audit Committee at a board meeting held on February 3, 2004, is an independent audit committee financial expert. He acquired his attributes through education and experience as a public accountant and auditor.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  Not required at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES.  Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS. Not applicable.

ITEM 8. RESERVED.

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of November 30, 2003, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.
(a)(1) Code of Ethics required by Item 2 of Form N-CSR is filed herewith.
(a)(2) Certifications required by Item 10(a)(2) of Form N-CSR are filed herewith.
(b)    Certification required by Item 10(b) of Form N-CSR is filed herewith.



                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) NORTH COUNTRY FUNDS
             -------------------------------------------------------------------

By (Signature and Title)
*        /S/ MICHAEL J. WAGNER
 -------------------------------------------------------------------------------
         Michael J. Wagner, President

Date     FEBRUARY 4, 2004
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
         /S/ MICHAEL J. WAGNER
--------------------------------------------------------------------------------
         Michael J. Wagner, President

Date     FEBRUARY 4, 2004
    ----------------------------------------------------------------------------

By (Signature and Title)
         /S/ ANDREW ROGERS
         Andrew Rogers, Treasurer
Date     FEBRUARY 4, 2004
    ----------------------------------------------------------------------------